                         SMITHGRAHAM INSTITUTIONAL FUNDS

                        Supplement dated October 16, 2002
           to Statement of Additional Information dated August 1, 2002

The section titled "PURCHASE, REDEMPTION AND PRICING OF SHARES" on page 16 of the Statement of Additional Information is hereby amended to include the following:

    Shares of the Funds may also be purchased by means of "in-kind" securities transactions pursuant to which securities, rather than cash, may be accepted as payment for Fund shares if prior approval is received from the Distributor. Securities used to purchase Fund shares must be appropriate investments for the subject Fund, consistent with its investment objective, policies and limitations. The securities will be valued in accordance with the Funds' policies for calculating net asset value, determined as of the close of business on the day on which the securities are received in salable form. A shareholder or prospective shareholder should contact the Distributor or the Adviser at (800) 304-2457 in order to receive the necessary approval to engage in such a transaction.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE